SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                               FORM 8-K

                           CURRENT REPORT
               FILED PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934

                            Date of Report
           (Date of Earliest Event Reported):   June 13, 1996
                   COMMISSION FILE NO.   0-4988


                         AEROSONIC CORPORATION
         -----------------------------------------------------
         (Exact name of registrant as specified in its charter)


                  Delaware                          74-1668471
         -------------------------------          -------------
         (State or other jurisdiction of        (I.R.S. Employer
          incorporation or organization)         Identification No.)


         1212 No. Hercules Avenue, Clearwater, Florida     34625
         ---------------------------------------------   ---------
         (Address of principal executive offices)        (Zip Code)

                            (813) 461-3000
         ---------------------------------------------------------
            (Registrants telephone number, including Area Code)

Item 2. Acquisition or Disposition of Assets

Aerosonic Corporation has entered into an agreement to sell the Aerosonic Ordnance Division assets to National Metalworking Corporation, which is affiliated with Bulova Technologies LLC in Lancaster, PA. The sale is to be in the form of $1,800,000 cash, subject to due dilligence.

The Company feels that the sale of the Ordnance Division is in compliance with the Company's decision to concentrate on their core business of Aircraft Instrumentation and Avionics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned therento duly authorized.



                                AEROSONIC CORPORATION
                                       (Registrant)



          Date:   June 13, 1996
                                                  /s/ J. Mervyn Nabors
                                                  --------------------------
                                                  J. Mervyn Nabors
                                                  President, Chief Executive
                                                  Officer and Chairman of the
                                                  Board